Exhibit 99.2

ORIGIN ORBIT GREEN RESOURCE COMPANY LTD AND SUBSIDIARIES

CONSOLIDATED FINANCIAL STATEMENTS

FOR THE THREE-MONTH PERIOD ENDED MARCH 31, 2008

ORIGIN ORBIT GREEN RESOURCE COMPANY LTD AND SUBSIDIARIES

INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

Page

Consolidated Balance Sheet as of March 31, 2008 (Unaudited)	1

Consolidated Statements of Operations (Unaudited) for the Three-Month Period Ended March 31, 2008 and 2007	2

Consolidated Statements of Cash Flows (Unaudited) or the Three-Month Period Ended March 31, 2008 and 2007	3

Consolidated Statements of Changes in Stockholders’ Equity (Unaudited) or the Three-Month Period Ended March 31, 2008 and 2007	4

Notes to Consolidated Financial Statements (Unaudited)	5-21

ORIGIN ORBIT GREEN RESOURCE COMPANY LTD AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(AMOUNTS EXPRESSED IN US DOLLAR)

	March 31,	December 31,
	2008	2007
	Unaudited	Audited
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$1,199,576	$1,049,768
Restricted cash	712,352	-
Accounts receivable, net	633,332	520,116
Inventories	1,508,573	1,163,343
Deposit, prepayment and other current assets	7,570,874	7,001,427
Refundable investment deposit	213,706	68,450
Investment income receivable	95,334	311,331
Total current assets	11,933,747	10,114,435

OTHER ASSETS:
Deferred income tax assets	49,249	47,323
Goodwill	58,955	56,650
Available-for-sale securities	3,332,397	3,202,104
Investment deposit	433,110	416,176
Deposits for buildings, machinery and equipment	2,497,195	2,098,164
Buildings, machinery and equipment, net	3,580,067	3,532,148
Total other assets	9,950,973	9,352,565

Total assets	$21,884,720	$19,467,000

LIABILITIES AND SHAREHOLDERS’ EQUITY
CURRENT LIABILITIES:
Short term secured bank loan	$712,352	$-
Accounts payable	1,248,126	992,512
Other payables and accruals	5,461,168	8,291,593
Income tax payable	814,385	692,786
Total current liabilities	8,236,031	9,976,891

LONG-TERM LIABILITIES
Long-term payables	8,172,458	8,014,705

Total liabilities	16,408,489	17,991,596

Minority interests	216,296	194,729

COMMITMENTS AND CONTINGENCIES (Note 19)

SHAREHOLDERS’ EQUITY:
Common stock, $1 par, 50,000 authorized, 1 share issued
and outstanding	1	1
Additional paid-in capital	3,432,801	-
PRC statutory reserve	169,932	120,511
Accumulated other comprehensive income	100,991	38,639
Retained earnings	1,556,210	1,121,524
Total shareholders' equity	5,259,935	1,280,675

Total liabilities and shareholders' equity	$21,884,720	$19,467,000

The accompanying notes are an integral part of these consolidated financial statements.

ORIGIN ORBIT GREEN RESOURCE COMPANY LTD AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME
(UNAUDITED)
(AMOUNTS EXPRESSED IN US DOLLAR)

	For the three-month period
	ended March 31,
	2008	2007
	Unaudited	Unaudited

NET SALES	$12,231,674	$-

Cost of sales	(10,713,634)	-

GROSS PROFIT	1,518,040	-

Selling expenses	(774,497)	-
General and administrative expenses	(181,461)	-

Income from operations	562,082	-

Other income (expenses)
Investment income	74,590	-
Other income (expenses), net	766	-
Finance costs, net	(5,175)	(292)

Income (loss) before income tax and minority interests	632,263	(292)

Provision for income tax	(148,862)	-

Income (loss) before minority interests	483,401	(292)

Minority interests	706	-

NET INCOME (LOSS)	484,107	(292)

OTHER COMPREHENSIVE INCOME:
Foreign currency translation adjustment	62,352	(1)

TOTAL COMPREHENSIVE INCOME (LOSS)	$546,459	$(293)

The accompanying notes are an integral part of these consolidated financial statements.

ORIGIN ORBIT GREEN RESOURCE COMPANY LTD AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
(UNAUDITED)
(AMOUNTS EXPRESSED IN US DOLLAR)

	For the three-month period
	ended March 31,
	2008	2007
CASH FLOWS FROM OPERATING ACTIVITIES:	Unaudited	Unaudited
Net income (loss)	$484,107	$(292)
Adjustments to reconcile net income (loss) to cash provided by operating activities:
Depreciation	75,182	-
Investment income	(74,590)	-
Minority interests	(706)	-
Increase in assets:
Accounts receivable, trade	(90,124)	-
Inventories	(291,654)	-
Deposits, prepayment and other receivable	(278,600)	-
Increase in liabilities:
Accounts payable	210,720	1,293
Accrued expenses and other current liabilities	(188,966)	-
Taxes payable	90,477	-
Net cash provided by (used in) operating activities	(64,154)	1,001

CASH FLOWS FROM INVESTING ACTIVITIES:
Investment income received	298,465	-
Purchase of buildings, machinery and equipment	(288,473)	-
Settlement of purchase consideration for acquisition of Anyang Prosperous
and Anyang Top	(3,441,226)	-
Investment deposit paid	(139,486)	-
Contributions from minority interests	14,247	-
Net cash used in investing activities	(3,556,473)	-

CASH FLOWS FROM FINANCING ACTIVITIES:
Additional paid-in capital contributed by shareholders	3,441,226	-
New bank loan	712,352	-
Increase in restricted cash	(712,352)	-
Loans from other entities	284,551	-
Net cash provided by financing activities	3,725,777	-

Foreign currency translation adjustment	44,658	(1)

INCREASE IN CASH AND CASH EQUIVALENTS	149,808	1,000
CASH AND CASH EQUIVALENTS, beginning of period	1,049,768	-

CASH AND CASH EQUIVALENTS, end of period	$1,199,576	$1,000

SUPPLEMENTAL DISCLOSURE INFORMATION
Finance cost paid	$8,681	$-
Income tax paid	$40,256	$-

The accompanying notes are an integral part of this consolidated financial statement.

ORIGIN ORBIT GREEN RESOURCE COMPANY LTD AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS’ EQUITY AND COMPREHENSIVE INCOME
(UNAUDITED)
(AMOUNTS EXPRESSED IN US DOLLAR)

						Accumulated
	Common Stock		Additional	PRC		Other
	Number of		Paid-in	Statutory	Retained	Comprehensive
	Shares	Amount	Capital	Reserves	Earnings	Income	Totals

Balance at December 31, 2007 and January
1, 2008	1	$1	$-	$120,511	$1,121,524	$38,639	$1,280,675
Additional paid-in capital contributed by
shareholders	-	-	3,432,801	-	-	-	3,432,801
Net income for the three months ended
March 31, 2008	-	-	-	-	484,107	-	484,107
Appropriation of PRC statutory reserves	-	-	-	49,421	(49,421)	-	-
Foreign currency translation adjustment	-	-	-	-	-	62,352	62,352

Balance at March 31, 2008	1	$1	$3,432,801	$169,932	$1,556,210	$100,991	$5,259,935

The accompanying notes are an integral part of this consolidated financial statement.

ORIGIN ORBIT GREEN RESOURCE COMPANY LTD AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)
FOR THE THREE-MONTH PERIODS ENDED MARCH 31, 2008 AND 2007

NOTE 1     DESCRIPTION OF BUSINESS AND ORGANIZATION

Origin Orbit Green Resource Company, Ltd. (the "Company" or "Origin Orbit") is a BVI business company established on 13 December 2006 in the British Virgin Islands. On January 28, 2007, the Company entered agreements to acquire 100% interest in Anyang Prosperous Energy Technology Developing Co., Ltd. ("Anyang Propserous") and Anyang Top Energy Green Resources Co., Ltd. ("Anyang Top") respectively. The acquisitions were approved by the relevant government authority in the People’s Republic of China ("PRC") and became effective on April 4, 2007.

As a result of these acquisitions, Origin Orbit has become the holding company of the group comprising Anyang Prosperous and Anyang Top and their subsidiaries (together the "Group"). Origin Orbit is an investment holding company and has not carried on any substantive operations of its own, except for the acquisitions of Anyang Prosperous and Anyang Top.

As of March 31, 2008, details of the subsidiaries of the Company are as follows:

Percentage of
	Place of	Registered and	effective
Name	operation	paid-up capital	ownership	Principal activities

Anyang Prosperous Energy	PRC	RMB30,000,000	100% (a)	Wholesale and retail sales of
Technology Developing Co.,				compressed natural gas and
Ltd. ("Anyang Propserous")				liquefied petroleum gas
("LPG")

Anyang Top Energy Green	PRC	RMB5,200,000	100% (a)	Wholesale of compressed
Resources Co., Ltd.				natural gas, liquefied petroleum
("Anyang Top")				gas and Dimethyl Ether
("DME")

Jinan Zhenyuan Green	PRC	RMB10,000,000	99% (b)	Sales of LPG for domestic and
Resource Co. Ltd.				vehicles usage and related
("Jinan Green Resource")				vehicles components

Handan City Prosperous Car-	PRC	RMB750,000	98% (b)	Sales of LPG, vehicles
used Green Resource Co.				components, and new energy
Ltd. ("Handan Green				research and development
Resource")

Yangquan Zhenyuan Energy	PRC	RMB5,000,000	84% (b)	Construction of gas stations
Science & Technology Co.
Ltd ("Yangquan Zhenyuan")

Fuyang Prosperous Energy	PRC	RMB10,000,000	95% (b) (c)	Energy technology research and
Technology Development				development
Co. Ltd. ("Fuyang
Prosperous") (c)

Weifang Prosperous Energy	PRC	RMB10,000,000	95% (b)	Energy technology research and
Technology Development				development, and sales vehicles
Co. Ltd. ("Weifang				components and gas equipment
Prosperous")

ORIGIN ORBIT GREEN RESOURCE COMPANY LTD AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)
FOR THE THREE-MONTH PERIODS ENDED MARCH 31, 2008 AND 2007

NOTE 1     DESCRIPTION OF BUSINESS AND ORGANIZATION (CONTINUED)

Percentage of
	Place of	Registered and	effective
Name	operation	paid-up capital	ownership	Principal activities

Hengshui Prosperous Energy	PRC	RMB2,000,000	95% (b)	Gas energy technology research
Technology Development				and development
Co. Ltd. ("Hengshui
Prosperous")

Heze Prosperous Energy	PRC	RMB5,000,000	95% (b) (c)	Construction of LPG and CNG
Technology Development				station, and sales of vehicle
Co. Ltd. ("Heze				components
Prosperous")

Shijiazhuang Prosperous	PRC	RMB10,000,000	100% (b)	Gas energy technology research,
Energy Technology				development and advisory
Development Co. Ltd.				services, and sales of gas
("Shijiazhuang Prosperous")				energy product

Xuchang Zhenyuan Green	PRC	RMB10,000,000	95% (b) (c)	Investment in natural gas
Resource Technology				business
Development Co. Ltd.
("Xuchang Zhenyuan")

Yantai Prosperous Energy	PRC	RMB500,000	100% (b)	Gas energy technology research
Technology Development				and development, and sales
Co. Ltd. ("Yantai				vehicle components and gas
Prosperous")				energy equipment

Changzhi City Zhenyuan	PRC	RMB4,400,000	100% (b) (c)	Sales of crude oil, natural gas,
Energy Technology				LPG and related vehicle
Development Co. Ltd				components, and construction of
("Changzhi City")				gas stations

Jiaozuo City Prosperous	PRC	RMB5,000,000	100% (b)	Sales of natural gas, liquefied
Energy Technology				petroleum gas and vehicle
Development Co. Ltd.				components, construction and
("Jiaozuo City")				operation of gas stations

Pingdingshan City Zhenyuan	PRC	RMB5,000,000	100% (b)	Energy technology
Energy Technology				development, sales of natural
Developing Co. Ltd.				gas, LPG and vehicle
("Pingdingshan City")				components, and construction
and operation of gas stations

Linyi Prosperous Energy	PRC	RMB10,000,000	95% (b)	Sales of natural gas and vehicle
Technology Development				components.
Co. Ltd. ("Linyi
Prosperous")

ORIGIN ORBIT GREEN RESOURCE COMPANY LTD AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)
FOR THE THREE-MONTH PERIODS ENDED MARCH 31, 2008 AND 2007

NOTE 1     DESCRIPTION OF BUSINESS AND ORGANIZATION (CONTINUED)

Notes:

(a)

Held directly by Origin Orbit.

(b)

Held indirectly by Origin Orbit through Anyang Prosperous.

(c)

According to the Companies Law of the PRC, at the incorporation of the investee, shareholders are only required to pay up 20% of the capital contribution requirement as a minimum and can make up the remaining payment in two years’ time.

Fuyang Prosperous was incorporated with a registered capital of $1,369,000. As Anyang Prosperous holds 95% ownership interest in Fuyang Prosperous, it is required to contribute $1,300,550 into the capital of Fuyang Prosperous. Up to March 31, 2008, Anyang Prosperous had only contributed $260,110 leaving $1,040,440 remained outstanding.

Heze Prosperous was incorporated with a registered capital of $684,500. As Anyang Prosperous holds 95% ownership interest in Heze Prosperous, it is required to contribute $650,275 into the capital of Heze Prosperous. Up to March 31, 2008, Anyang Prosperous had only contributed $260,110 leaving $390,165 remained outstanding.

Xuchang Zhenyuan was incorporated with a registered capital of $1,369,000. As Anyang Prosperous holds 95% ownership interest in Xuchang Zhenyuan, it is required to contribute $1,300,550 into the capital of Xuchang Zhenyuan. Up to March 31, 2008, Anyang Prosperous had only contributed $260,110 leaving $1,040,440 remained outstanding.

Changzhi City was incorporated with a registered capital of $684,500. As Anyang Prosperous holds 100% ownership interest in Changzhi City, it is required to contribute $684,500 into the capital of Changzhi City. Up to March 31, 2008, Anyang Prosperous had only contributed $616,050 leaving $68,450 remained outstanding.

Linyi Prosperous was incorporated with a registered capital of $1,380,872. As Anyang Prosperous holds 95% ownership interest in Linyi Prosperous, it is required to contribute $1,311,828 into the capital of Linyi Prosperous. Up to March 31, 2008, Anyang Prosperous had only contributed $262,366 leaving $1,049,462 remained outstanding.

NOTE 2     SUMMARIES OF SIGNIFICANT ACCOUNTING POLICIES

Basis of consolidation

These consolidated financial statements include the accounts of Origin Orbit and its subsidiaries in which it has voting control. Results of the subsidiaries acquired are consolidated from the date of acquisition, which is the date on which the Company obtains control, and continue to be consolidated until the date on which such control ceases. Inter-company transactions and balances have been eliminated.

Use of Estimates

The preparation of the these consolidated financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the related disclosure of contingent assets and liabilities at the date of these consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. The management bases its estimates on historical experience and on various other assumptions that are believed to be reasonable under the circumstances. Accordingly, actual results may differ from these estimates under different assumptions or conditions.

ORIGIN ORBIT GREEN RESOURCE COMPANY LTD AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)
FOR THE THREE-MONTH PERIODS ENDED MARCH 31, 2008 AND 2007

NOTE 2     SUMMARIES OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Basis of preparation

These consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America. These consolidated financial statements for the interim periods are unaudited. In the opinion of management, all adjustments and disclosures necessary for a fair presentation of these interim statements have been included. The results reported in these consolidated financial statements are not necessarily indicative of the results that may be reported for the entire year. The accompanying consolidated financial statements have been prepared in accordance with the rules and regulations of the Securities and Exchange Commission and do not include all information and footnotes necessary for a complete presentation of financial statements in conformity with accounting principles generally accepted in the United States. These consolidated financial statements should be read in conjunction with the Company’s report for the year ended December 31, 2007.

Cash and Cash Equivalents

Cash and cash equivalents consist of all cash balances and highly liquid investments with an original maturity of three months or less. Because of the short maturity of these investments, the carrying amounts approximate their fair value. Restricted cash is excluded from cash and cash equivalents.

Restricted cash

The restricted cash represented time deposits pledged against short-term bank loans. Restricted cash is classified as current assets as the maturity of the short-term bank loans was within one year.

Accounts receivable

Accounts receivable is stated at cost, net of an allowance for doubtful accounts.The Group maintains allowances for doubtful accounts for estimated losses resulting from the failure of customers to make required payments. The Group reviews the accounts receivable on a periodic basis and makes allowances where there is doubt as to the collectibility of individual balances. In evaluating the collectibility of individual receivable balances, the Group considers many factors, including the age of the balance, the customer’s payment history, its current credit-worthiness and current economic trends.

Inventories

Inventories are stated at the lower of cost, determined on a weighted average basis, or market. Costs of inventories include purchase and related costs incurred in bringing the products to their present location and condition. Market value is determined by reference to selling prices after the balance sheet date or to management’s estimates based on prevailing market conditions. The management will write down the inventories to market value if it is below cost. The management also regularly evaluates the composition of its inventories to identify slow-moving and obsolete inventories to determine if valuation allowance is required.

Available-for-sale investments

Available-for-sale investments are equity securities which the Group does not intend to sell in the near term. Where the investees are private companies which do not have a quoted market price in an active market and whose fair value cannot be practicably estimated are stated in the balance sheet using the cost method. Temporary impairments of costs of such available-for-sale investments are reported in comprehensive income, where as other than temporary impairments are reflected in earnings.

ORIGIN ORBIT GREEN RESOURCE COMPANY LTD AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)
FOR THE THREE-MONTH PERIODS ENDED MARCH 31, 2008 AND 2007

NOTE 2     SUMMARIES OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED

Goodwill

The Group accounts for acquisitions of business in accordance with SFAS No. 141 "Business Combinations", which may result in the recognition of goodwill. Goodwill represents the excess of the purchase price over the fair value of net assets acquired in business combinations accounted for under the purchase method. Goodwill is not subject to amortization but will be subject to periodic evaluation for impairment. Goodwill is stated in the consolidated balance sheet at cost less accumulated impairment loss.

Buildings, machinery and equipment

Buildings, machinery and equipment are stated at cost less accumulated depreciation and accumulated impairment losses, if any. Gains or losses on disposals are reflected as gain or loss in the year of disposal. The cost of improvements that extend the life of buildings, machinery and equipment are capitalized. These capitalized costs may include structural improvements, equipment and fixtures. All ordinary repair and maintenance costs are expensed as incurred.

Depreciation for financial reporting purposes is provided using the straight-line method over the estimated useful lives of the assets as follows:

Useful Life
Buildings	20-40 years
Machinery, gas storage vehicles and motor vehicles	5-10 years
Office equipment	5 years

The carrying value of buildings, machinery and equipment is assessed annually and when factors indicating impairment is present, the carrying value of the fixed assets is reduced by the amount of the impairment. The Group determines the existence of such impairment by measuring the expected future cash flows (undiscounted and without interest charges) and comparing such amount to the net asset carrying value. An impairment loss, if exists, is measured as the amount by which the carrying amount of the asset exceeds the fair value of the asset.

Construction in progress

Construction in progress includes direct costs of construction of a factory building. Interest incurred during the period of construction, if material, is capitalized. Construction in progress is not depreciated until such time as the assets are completed and put into service.

Asset Impairment

a)

Long-lived Assets

The Group reviews and evaluates its long-lived assets for impairment when events or changes in circumstances indicate that the related carrying amounts may not be recoverable. An impairment is considered to exist if the total estimated future cash flows on an undiscounted basis are less than the carrying amount of the assets, including goodwill, if any. An impairment loss is measured and recorded based on discounted estimated future cash flows. In estimating future cash flows, assets are grouped at the lowest level for which there are identifiable cash flows that are largely independent of future cash flows from other asset groups.

ORIGIN ORBIT GREEN RESOURCE COMPANY LTD AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)
FOR THE THREE-MONTH PERIODS ENDED MARCH 31, 2008 AND 2007

NOTE 2 SUMMARIES OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Asset Impairment (Continued)

(b)

Goodwill

The Group evaluates, on at least an annual basis, the carrying amount of goodwill to determine whether current events and circumstances indicate that such carrying amount may no longer be recoverable. To accomplish this, the Group compares the estimated fair value of its reporting units to their carrying amounts. If the carrying value of a reporting unit exceeds its estimated fair value, the Group compares the implied fair value of the reporting unit’s goodwill to its carrying amount, and any excess of the carrying value over the fair value is charged to earnings. The Group’s fair value estimates are based on numerous assumptions and it is possible that actual fair value will be significantly different than the estimates.

Financial instruments

The Group values its financial instruments as required by SFAS No. 107, "Disclosures about Fair Value of Financial Instruments". The estimated fair value amounts have been determined by the Group, using available market information or other appropriate valuation methodologies. However, considerable judgment is required in interpreting market data to develop estimates of fair value. Consequently, the estimates are not necessarily indicative of the amounts that could be realized or would be paid in a current market exchange.

The Group’s financial instruments primarily consist of cash and cash equivalents, trade accounts receivable, other current assets; trade accounts payable, accrued expenses, short-term bank loans and other current liabilities.

As of the balance sheet dates, the estimated fair values of the financial instruments were not materially different from their carrying values as presented due to the short maturities of these instruments and that the interest rates on the borrowings approximate those that would have been available for loans of similar remaining maturity and risk profile at respective balance sheet dates.

Revenue Recognition

Revenue is recognized when the following four revenue criteria are met: persuasive evidence of an arrangement exists, delivery has occurred, the selling price is fixed or determinable, and collectibility is reasonably assured.

Sales revenue is recognized net of sales discounts and returns at the time when the merchandise is sold to the customer. Based on historical experience, management estimates that sales returns are immaterial and has not made allowance for estimated sales returns.

Income taxes

The Group accounts for income taxes in accordance with SFAS No. 109, "Accounting for Income Taxes". SFAS No. 109 requires an asset and liability approach for financial accounting and reporting for income taxes and allows recognition and measurement of deferred tax assets based upon the likelihood of realization of tax benefits in future years. Under the asset and liability approach, deferred taxes are provided for the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. A valuation allowance is provided for deferred tax assets if it is more likely than not these items will either expire before the Group is able to realize their benefits, or that future deductibility is uncertain.

ORIGIN ORBIT GREEN RESOURCE COMPANY LTD AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)
FOR THE THREE-MONTH PERIODS ENDED MARCH 31, 2008 AND 2007

NOTE 2     SUMMARIES OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Income taxes (Continued)

On January 1, 2007, the Group adopted the provisions of FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes ("FIN 48"). FIN 48 prescribes a more-likely-than-not threshold for financial statement recognition and measurement of a tax position taken (or expected to be taken) in a tax return. This Interpretation also provides guidance on derecognition of income tax assets and liabilities, classification of current and deferred income tax assets and liabilities, accounting for interest and penalties associated with tax positions, accounting for income taxes in interim periods and income tax disclosures. The adoption of FIN 48 has not resulted in any material impact on the Group’s financial position or results.

Comprehensive Income

SFAS No.130, "Reporting Comprehensive Income," establishes standards for reporting and displaying comprehensive income and its components in the consolidated financial statements. Comprehensive income and loss is defined as the change in equity of a business enterprise during a period from transactions and other events and circumstances from non-owner sources. Accumulated other comprehensive income arose from foreign currency translation adjustments.

Foreign Currency

The Group uses the United States dollars ("US Dollar" or "US$" or "$") for financial reporting purposes. The companies within the Group maintain their books and records in their functional currency, Chinese Renminbi ("RMB"), being the lawful currency in the PRC. Assets and liabilities are translated into US Dollars using the applicable exchange rates prevailing at the balance sheet date. Items on the statement of operations are translated at average exchange rates during the reporting period. Equity accounts are translated at historical rates. Adjustments resulting from the translation of the Group’s financial statements are recorded as accumulated other comprehensive income.

The exchange rates used to translate amounts in RMB into U.S. Dollars for the purposes of preparing the consolidated financial statements were as follows:-

	March 31, 2008	December 31, 2007	March 31, 2007
Balance sheet items, except for the registered and paid-up	US$1:RMB7.0190	US$1:RMB7.3046	N/A
capital and retained earnings
Amounts included in the statements of operations, changes in
stockholders’ equity and cash flows for the period ended	US$1:RMB7.1692	N/A	US$1:RMB7.758
March 31

Although the Chinese government regulations now allow convertibility of RMB for current account transactions, significant restrictions still remain. Hence, such translations should not be construed as representations that RMB could be converted into U.S. dollars at that rate or any other rate.

The value of RMB against U.S. dollars and other currencies may fluctuate and is affected by, among other things, changes in China’s political and economic conditions. Any significant revaluation of RMB may materially affect the Group’s financial condition in terms of U.S. dollar reporting.

ORIGIN ORBIT GREEN RESOURCE COMPANY LTD AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)
FOR THE THREE-MONTH PERIODS ENDED MARCH 31, 2008 AND 2007

NOTE 2     SUMMARIES OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Concentrations of credit risk

Financial instruments potentially subject the Group to significant concentrations of credit risk consist of bank deposits and trade accounts receivable. Credit is extended to customers based on the evaluation of their financial condition and collateral is not required. The Group performs ongoing assessment of its customers and maintains an allowance for doubtful accounts.

As of March 31, 2008 and December 31, 2007, 100% of the Group’s cash included cash on hand and deposits in accounts maintained with banks within the PRC where there is currently no rule or regulation in place for obligatory insurance to cover bank deposits in the event of bank failure. However, the Group has not experienced any losses in such accounts and believes it is not exposed to any risks on cash and cash equivalents.

For the three months ended March 31, 2008, all of the Group’s sales arose in the PRC. In addition, all accounts receivable as of March 31, 2008 and December 31, 2007 were due from customers located in the PRC.

For the three months ended March 31, 2008, there was no single customer who accounted for more than 10% of the Group’s.

As of March 31, 2008, three customers accounted for 20.6%, 15.5% and 10.8% of the accounts receivable of the Group. As of December 31, 2007, five customers accounted for 26%, 18%, 13%, 12% and 11% of the accounts receivable of the Group. There was no other single customer who accounted for more than 10% of the Group’s accounts receivable as of March 31, 2008 and December 31, 2007 respectively.

Segment information

The Group believes that during the three months ended March 31, 2008, it operated in one business segment – research, development, and sales of LPG and other fuel for domestic and vehicle consumption, and in one geographical segment – China, as all of the Group’s operations were carried out in China.

Commitments and contingencies

The Group follows SFAS No. 5, "Accounting for Contingencies," in determining its accruals and disclosures with respect to loss contingencies. Accordingly, estimated losses from loss contingencies are accrued by a charge to income when information available prior to issuance of the financial statements indicates that it is probable that a liability could be been incurred and the amount of the loss can be reasonably estimated. Legal expenses associated with the contingency are expensed as incurred. If a loss contingency is not probable or reasonably estimable, disclosure of the loss contingency is made in the financial statements when it is at least reasonably possible that a material loss could be incurred.

ORIGIN ORBIT GREEN RESOURCE COMPANY LTD AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)
FOR THE THREE-MONTH PERIODS ENDED MARCH 31, 2008 AND 2007

NOTE 2     SUMMARIES OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Recent accounting pronouncements

In September 2006, the FASB issued Statement of Financial Accounting Standards ("SFAS") No. 157, "Fair Value Measurements". SFAS No. 157 defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value instruments. SFAS No. 157 does not require any new fair value measurements, but applies under other accounting pronouncements that require or permit fair value measurements. SFAS 157 is effective for financial statements issued for fiscal years beginning after November 5, 2007 (the Company’s fiscal 2008). It is believed that implementation of SFAS No. 157 will have little or no impact on the Group’s consolidated financial statements.

In September 2006, the FASB issued SFAS No. 158, "Employers’ Accounting for Defined Benefit Pension and Other Postretirement Plans– an amendment of FASB Statements No. 87, 88, 106, and 132(R)". SFAS No. 158 requires plan sponsors of defined benefit pension and other postretirement benefit plans (collectively, "postretirement benefit plans") to fully recognize the funded status of their postretirement benefit plans in the statement of financial position, measure the fair value of plan assets and benefit obligations as of the date of the fiscal year-end statement of financial position and provide additional disclosures. It is believed that implementation of SFAS No. 157 will have little or no impact on the Group’s consolidated financial statements since the Company has no applicable plans.

In February 2007, the FASB issued SFAS No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities," which allows an entity the irrevocable option to elect fair value for the initial and subsequent measurement for certain financial assets and liabilities on a contract-by-contract basis. Subsequent changes in fair value of these financial assets and liabilities would be recognized in earnings when they occur. SFAS No. 159 further establishes certain additional disclosure requirements. SFAS No. 159 is effective as of the beginning of the first fiscal year that begins after November 15, 2007 (fiscal 2008 for the Group) where earlier adoption is permitted. Management is currently evaluating the impact, if any, and timing of the adoption of SFAS No. 159 on the Group’s financial statements.

In December, 2007, the FASB issued SFAS No. 141(R), "Business Combinations", and SFAS No. 160, "Accounting and Reporting of Noncontrolling interest in Consolidated Financial Statements, an amendment of ARB No. 51" (SFAS No. 160). These new standards will significantly change the financial accounting and reporting of business combination transactions and noncontrolling (or minority) interests in consolidated financial statements. SFAS No. 141(R) and SFAS No. 160 are effective for fiscal years, and interim periods within those fiscal years, beginning on or after December 15, 2008 (that is, fiscal 2009 for the Group). The Company has not yet determined the effect, if any, that the adoption of SFAS 141(R) and 160 will have on its consolidated financial statements.

In December 2007, the FASB issued SFAS No. 160, "Noncontrolling Interests in Consolidated Financial Statements - An Amendment of ARB No. 51" ("SFAS No. 160"), which establishes new accounting and reporting standards for the noncontrolling interest in a subsidiary and for the deconsolidation of a subsidiary. Specifically, this statement requires the recognition of a noncontrolling interest (minority interest) as equity in the consolidated financial statements and separate from the parent’s equity. SFAS No. 160 is effective for fiscal years, and interim periods within those fiscal years, beginning on or after December 15, 2008. Management does not expect that this Statement will have an effect on the Group’s consolidated financial statements.

ORIGIN ORBIT GREEN RESOURCE COMPANY LTD AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)
FOR THE THREE-MONTH PERIODS ENDED MARCH 31, 2008 AND 2007

NOTE 2     SUMMARIES OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Recent accounting pronouncements (continued)

In March 2008, the FASB issued SFAS No. 161, "Disclosures about Derivative Instruments and Hedging Activities – An Amendment of FASB Statement No. 133" ("SFAS No. 161"), which changes the disclosure requirements for derivative instruments and hedging activities. Entities are required to provide enhanced disclosures about (a) how and why an entity uses derivative instruments, (b) how derivative instruments and related hedged items are accounted for under Statement 133 and its related interpretations, and (c) how derivative instruments and related hedged items affect an entity’s financial position, financial performance, and cash flows. This statement will be effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. Management does not expect that this Statement will have an effect on the Group’s consolidated financial statements.

In May 2008, the FASB issued SFAS No. 162, "The Hierarchy of Generally Accepted Accounting Principles". This Statement identifies the sources of accounting principles and the framework for selecting the principles to be used in the preparation of financial statements of nongovernmental entities that are presented in conformity with generally accepted accounting principles (GAAP) in the United States (the GAAP hierarchy). This Statement is effective 60 days following the SEC’s approval of the Public Company Accounting Oversight Board amendments to AU Section 411, The Meaning of Present Fairly in Conformity With Generally Accepted Accounting Principles. Management does not expect that this Statement will have an effect on the Group’s consolidated financial statements.

In May 2008, the FASB issued SFAS No. 163, "Accounting for Financial Guarantee Insurance Contracts–an interpretation of FASB Statement No. 60". This Statement interprets Statement 60, "Accounting and Reporting by Insurance Enterprises" and amends existing accounting pronouncements to clarify their application to the financial guarantee insurance contracts included within the scope of this Statement. This Statement requires that an insurance enterprise recognize a claim liability prior to an event of default (insured event) when there is evidence that credit deterioration has occurred in an insured financial obligation. This Statement also clarifies how Statement 60 applies to financial guarantee insurance contracts, including the recognition and measurement to be used to account for premium revenue and claim liabilities. This Statement is effective for financial statements issued for fiscal years beginning after December 15, 2008, and all interim periods within those fiscal years. Management does not expect that this Statement will have an effect on the Group’s consolidated financial statements.

NOTE 3     RESTRICTED CASH

Restricted cash consisted of time deposits of $712,352 and nil as of March 31, 2008 and December 31, 2007 respectively, that were pledged against a short-term bank loan of an equivalent amount, as disclosed in Note 15.

NOTE 4    ACCOUNTS RECEIVABLE

Accounts receivable consisted of the following:

	March 31,	December 31,
	2008	2007
	Unaudited	Audited

Accounts receivable	$633,332	$520,116
Less: allowance for doubtful accounts	-	-

Accounts receivable, net	$633,332	$520,116

ORIGIN ORBIT GREEN RESOURCE COMPANY LTD AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)
FOR THE THREE-MONTH PERIODS ENDED MARCH 31, 2008 AND 2007

NOTE 5     INVENTORIES

Inventories by major categories are summarized as follows:

	March 31,	December 31,
	2008	2007
	Unaudited	Audited

Compressed natural gas	$32,955	$10,018
Liquefied petroleum gas	1,185,573	549,108
Dimethyl ether	66,886	396,914
Vehicle modification components and others	223,159	207,303

	$1,508,573	$1,163,343

NOTE 6     DEPOSITS, PREPAYMENT AND OTHER CURRENT ASSETS

Deposits, prepayment and other current assets consist of the following:

	March 31,	December 31,
	2008	2007
	Unaudited	Audited

Trade deposits	$2,488,354	$2,172,455
Prepayment	64,584	80,229
Other receivables	5,017,936	4,748,743

	$7,570,874	$7,001,427

NOTE 7     INVESTMENT INCOME RECEIVABLE

The investment income receivable as of March 31, 2008 and December 31, 2007 were $95,334 and $311,331, respectively, representing income receivable from Anyang PetroChina, as described in Note 11.

NOTE 8     DEFERRED INCOME TAX ASSETS

Deferred income tax assets of $49,249 and $47,323 as of March 31, 2008 and December 31, 2007, respectively, arose from unused tax loss carry-forwards that management consider more likely than not that it will be realized through future operations. The tax loss carry-forwards are available for offset against future taxable income over the next five years. No valuation allowance was recorded as of March 31, 2008 and December 31, 2007.

ORIGIN ORBIT GREEN RESOURCE COMPANY LTD AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)
FOR THE THREE-MONTH PERIODS ENDED MARCH 31, 2008 AND 2007

NOTE 9     GOODWILL

Balance as of December 31, 2007	$56,650
Exchange realignment	2,305

Balance as of March 31, 2008	$58,955

Goodwill arose from the Company’s acquisition of Anyang Prosperous and Anyang Top on April 4, 2007. Impairment of goodwill is tested at least annually at the reporting unit. The test consists of two steps. First, we identify potential impairment by comparing the fair value of the reporting unit to its carrying amount, including goodwill. If the fair value of the reporting unit is greater than its carrying amount, goodwill is not considered impaired. Second, if there is impairment identified in the first step, an impairment loss is recognized for any excess of the carrying amount of the reporting unit’s goodwill over the implied fair value of goodwill. The implied fair value of goodwill is determined by allocating the fair value of the reporting unit in a manner similar to a purchase price allocation, in accordance with SFAS No 141, "Business Combinations". As of March 31, 2008, no impairment was provided on the goodwill.

NOTE 10     AVAILABLE-FOR-SALE SECURITIES

As of March 31, 2008, available-for-sale securities consisted of the following:

	Place of	Percentage of
Name of investees	operation	ownership	Principal activities
Anyang PetroChina Marketing	PRC	34%	Sales of crude oil, refined oil and LPG
Company Limited ("Anyang
PetroChina") (Notes)
Taiyuan Zhenyuan Green	PRC	20%	Sales of vehicle components and construction
Resource Technology			of gas stations
Development Co. Ltd.

Whilst the above companies are private companies whose shares are not quoted or traded in an active market, management has determined that it is not practicable to estimate their fair value reliably. Therefore, the investments in the above companies are stated at cost less any impairment losses. No events or changes in circumstances have been identified that potentially would have a significant adverse effect on the fair value of investments in the above companies. As of March 31, 2008 and December 31, 2007, there was no allowance for impairment losses.

Notes:

Although the Group held 34% ownership interest in Anyang PetroChina, the Group did not have significant influence over Anyang PetroChina. According to an agreement between the Group and the other shareholder of Anyang PetroChina, namely China National Petroleum Corporation ("China National Petroleum"), the Group has assigned the full power and right of management of Anyang PetroChina to China National Petroleum for the period until March 31, 2008. In return, the Group has been entitled to 10% of the cost of its investment in Anyang PetroChina in the form of a fixed "dividend" each year regardless of the actual performance of Anyang PetroChina for the period until March 31, 2008. Therefore, Anyang PetroChina has been accounted for using the cost method instead of the equity method. For the three months ended March 31, 2008, investment income of $74,590 from Anyang Petrol China was included in other income.

ORIGIN ORBIT GREEN RESOURCE COMPANY LTD AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)
FOR THE THREE-MONTH PERIODS ENDED MARCH 31, 2008 AND 2007

NOTE 11     INVESTMENT DEPOSIT

Investment deposit consisted of the following:

	March 31,	December 31,
	2008	2007
	Unaudited	Audited

Deposit paid in connection with the establishment of Anyang Dingran Gas
Company Ltd. ("Anyang Dingran") (a)	$433,110	$416,176

Refundable investment deposits relating to:
- Jinan Zhongman Zhenyuan Energy Technology Company Ltd.
("Jinan Zhongman") (b)	71,235	68,450
- Ningxia Energy Green Resources Co., Ltd. ("Ningxia Energy") (c)	142,471	-

	646,816	484,626
Less: Current portion	(213,706)	(68,450)

Non-current portion	$433,110	$416,176

Notes:

(a)

Investment deposit of $433,110 represented the amount paid by the Group for the establishment of Anyang Dingran in the PRC, in which the Group will have a 34% ownership interest. Anyang Dingran will have a registered capital of RMB8 million (equivalent to $1,065,133) and intends to engage in the development and sales of natural gas.

(b)

On March 2, 2006, one of Anyang Prosperous’ subsidiaries, Jinan Green Resource entered into an agreement with Shangdong Zhongman Natural Gas Company Limited, ("Shangdong Zhongman") to establish Jinan Zhongman in which Jinan Green Resources would hold a 50% ownership interest. However, Jinan Zhongman has not commenced any substantive operations as of March 31, 2008.

On April 23, 2008, Jinan Zhongman was closed down. Pursuant to the cancellation agreement entered into between the Company and Shangdong Zhongman, the Company has received the refund of deposit of $71,235 in May 2008.

(c)

On January 21, 2008, Anyang Prosperous entered into an agreement with Ningxia Investing Co., Ltd and Xinao (China) Gas Investing Co., Ltd. to establish Ningxia Energy. Pursuant to the agreement, Anyang Prosperous made a cash deposit of $142,471 in February 2008 for the establishment of Ningxia Enery.

However, the relevant PRC local government has not approved the establishment of Ningxia Energy and hence the agreement was cancelled. The Company has received the refund of deposit of $142,471 in April 2008.

ORIGIN ORBIT GREEN RESOURCE COMPANY LTD AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)
FOR THE THREE-MONTH PERIODS ENDED MARCH 31, 2008 AND 2007

NOTE 12     BUILDINGS, MACHINERY AND EQUIPMENT, NET

Buildings, machinery and equipment consisted of the following:

	March 31,	December 31,
	2008	2007
	Unaudited	Audited
Cost:
Buildings	$221,230	$154,616
Machinery	2,283,628	2,115,142
Office equipment	296,113	279,757
Gas storage vehicles and motor vehicles	153,950	147,931
Construction in progress	1,047,760	1,167,003

Total cost	4,002,681	3,864,449
Less: Accumulated depreciation	(422,614)	(332,301)

Net book value	$3,580,067	$3,532,148

Depreciation expenses in aggregate for the three months ended March 31, 2008 was $75,182.

NOTE 13     OTHER PAYABLES AND ACCRUALS

Other payables and accruals consisted of the following:

	March 31,	December 31,
	2008	2007
	Unaudited	Audited

Accrued operating expenses	$20,650	$342,886
Receipts in advance from customers	747,214	256,436
Other payables	1,112,462	2,774,319
Other taxes and surcharges	43,150	42,421
Payable for acquisitions of Anyang Prosperous and Anyang Top	3,537,692	4,875,531

	$5,461,168	$8,291,593

NOTE 14     LONG-TERM PAYABLES

Long-term payables consisted of the following:

	March 31,	December 31,
	2008	2007
	Unaudited	Audited
Advances from other third parties	$6,858,451	$6,752,074
Advances from a former shareholder of Anyang Prosperous and
Anyang Top	1,314,007	1,262,631

	$8,172,458	$8,014,705

The above payables are unsecured, non-interest bearing and only repayable on demand after December 31, 2008. There are no scheduled annual maturities on the long-term payables for the next five years.

ORIGIN ORBIT GREEN RESOURCE COMPANY LTD AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)
FOR THE THREE-MONTH PERIODS ENDED MARCH 31, 2008 AND 2007

NOTE 15     SHORT TERM TRADE-RELATED BANK LOANS

Short-term trade-related bank loans consisted of the following:

	March 31,	December 31,
	2008	2007
	Unaudited	Audited
8.217% one-year term loan granted by Jinan Commercial Bank, matured on January 28, 2009 and secured by the Company’s bank deposit of
$712,352 and a corporate guarantee given by a third-party entity	$712,352	$-

NOTE 16     MINORITY INTERESTS

The movements of minority interests during the three months ended March 31, 2008 are summarized as follows:

Balance as at December 31, 2007	194,729
Arising from acquisitions and establishment of subsidiaries during the period	14,247
Net loss for the period attributable to minority interests	(706)
Exchange realignment	8,026

Balance as at March 31, 2008	$216,296

NOTE 17 STATUTORY RESERVES

In accordance with the PRC Companies Law, the companies within the Group are required to transfer 10% of their profits after tax, as determined in accordance with accounting standards and regulations of the PRC, to the statutory surplus reserve and a percentage of not less than 5%, as determined by management, of the profits after tax to the public welfare fund. The statutory surplus reserve is non-distributable.

ORIGIN ORBIT GREEN RESOURCE COMPANY LTD AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)
FOR THE THREE-MONTH PERIODS ENDED MARCH 31, 2008 AND 2007

NOTE 18     INCOME TAXES

The Company being incorporated in the British Virgin Islands ("BVI") is not subject to any income tax according to the rules and regulations of the BVI. Before January 1, 2008, the Company’s subsidiaries in the PRC were generally subject to PRC enterprise income tax at 33%. On March 16, 2007, the PRC government promulgated a new tax law, China’s Unified Corporate Income Tax Law ("New CIT Law"), which took effect from January 1, 2008. Under the New CIT Law, foreign-owned enterprises as well as domestic companies are subject to a unified tax rate of 25%. Accordingly, the Company’s subsidiaries in the PRC have been subject to the PRC corporate income tax at a rate of 25% on their taxable income arising in the PRC commencing from January 1, 2008. The effect of this change in tax rate has been reflected in the calculation of deferred income tax assets as of December 31, 2007 and thereafter.

The Company’s income tax expense consisted of:

	Three-month period
	ended March 31,
	2008	2007
	Unaudited	Unaudited

Current – PRC	$148,862	$-
Deferred	-	-

	$148,862	$-

NOTE 19     COMMITMENTS AND CONTINGENCIES

Lease commitments

The Group has entered into several tenancy agreements for the lease of land and equipment for the purposes of its gas stations. The Group’s commitments for minimum lease payments under these operating leases for the next five years and thereafter as of March 31, 2008 are as follows:

Unaudited
Period ended March 31,
2009	$261,033
2010	262,166
2011	248,846
2012	202,257
2013	153,157
Thereafter	553,142

$1,680,601

ORIGIN ORBIT GREEN RESOURCE COMPANY LTD AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)
FOR THE THREE-MONTH PERIODS ENDED MARCH 31, 2008 AND 2007

NOTE 19     COMMITMENTS AND CONTINGENCIES (CONTINUED)

Capital commitment

Unaudited
Contracted but not provided for:
Investment in Fuyang Prospectus as disclosed in Note 1(c)	$1,040,440
Investment in Heze Prospectus as disclosed in Note 1(c)	390,165
Investment in Xuchang Zhenyuan as disclosed in Note 1(c)	1,040,440
Investment in Changzhi City as disclosed in Note 1(c)	68,450
Investment in Linyi Prospectus as disclosed in Note 1(c)	1,049,462
Purchases of fixed assets	829,100

$4,418,057

NOTE 20     SUBSEQUENT EVENTS

On June 30, 2008, the Company together with its sole shareholder, Oracular Dragon Capital Company, Ltd. entered into a share exchange agreement (the “Exchange Agreement”) with Acropolis Precious Metals, Inc. (the “AOPM”), a Nevada corporation, pursuant to which AOPM will issue 5,865,000 shares of its common stock to the Company’s sole shareholder in exchange for 100% of the issued and outstanding equity interests of the Company (the “Share Exchange”). The Share Exchange is the final part of a series of consecutive transactions including the stock purchase transactions consummated on June 19, 2008 in which the Company’s sole shareholder purchased 4,524,231 shares of common stock of AOPM from the affiliate and non-affiliate shareholders of AOPM at a total consideration of $ 346,586 (the “Stock Purchase”). The Share Exchange, together with the Stock Purchase, will result in a change-in-control of AOPM and assumption of the Company’s operations and liabilities, including those of Anyang Prosperous and Anyang Top (see Note 1). As the result, the Company’s sole shareholder will own 10,389,231 shares of common stock of AOPM, representing approximately 86.6% of the total issued and outstanding shares of common stock of AOPM after the Share Exchange.

In accordance with the Accounting and Financial Reporting Interpretations and Guidance prepared by the staff of the U.S. Securities and Exchange Commission, upon closing of the Share Exchange, AOPM (the legal acquirer) will be considered the accounting acquiree and the Company (the legal acquiree) will be considered the accounting acquirer. The consolidated financial statements of the combined entity will in substance be those of the Company, with the assets and liabilities, and revenues and expenses, of AOPM being included effective from the date of consummation of the Share Exchange.  AOPM will be deemed to be a continuation of the business of the Company. The outstanding stock of AOPM prior to the Share Exchange will be accounted for at their net book value and no goodwill will be recognized.